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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 19, 2005.


                          BAYOU CITY EXPLORATION, INC.
             (Exact name of registrant as specified in its chapter)


           Nevada                        0-277443               61-1306702
           ------                        --------               ----------
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation                File Number)          Identification No.)

    10777 Westheimer Road, Suite 170
             Houston, Texas                                           77042
             --------------                                           -----
 (Address of principal executive offices)                           (Zip Code)



        Registrant's telephone number, including area code (832) 358-3900
                                                           --------------


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

(a) Bayou City Exploration, Inc. (the "Company") issued warrants to purchase 13,750,000 shares of its common stock at $0.50 per share in connection with its private placement under Regulation S on December 31, 2004. The warrants expire on December 31, 2005. By unanimous consent resolution dated December 19, 2005, the Company extended the expiration date of the warrants to June 30, 2006. The warrants were also modified to permit their exercise in whole or in part and to permit the warrants to be transferable subject to compliance with the registration provisions of the Securities Act of 1933 (the "Act") or an exemption from registration under the Act.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 22, 2005

                                         BAYOU CITY EXPLORATION, INC.



                                         By:  /s/ Norman G. Haisler, Jr.
                                              Norman G. Haisler, Jr.
                                              Senior Vice President-Finance and
                                              Chief Financial Officer